EXHIBIT 3


COMMON STOCK                                                     COMMON STOCK
Incorporated Under The Laws                                    CUSIP 358430 10 6
Of The State of Mississippi                                    See Reverse for
                                                             Certain Definitions





                        FRIEDE GOLDMAN INTERNATIONAL INC.

THIS CERTIFIES THAT



IS THE OWNER OF


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 each of

FRIEDE GOLDMAN INTERNATIONAL INC. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate to properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereby assents.

         Witness the facsimile signatures of its duly authorized officers and the facsimile seal of the Corporation.

Dated:

 James A. Lowe, III                                      J.L. Holloway
  SECRETARY                                                PRESIDENT















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
                        FRIEDE GOLDMAN INTERNATIONAL INC.

         The Corporation will furnish upon request and without change to each shareholder who so requests the designations, relative rights, preferences and limitations applicable to each class of stock of the Corporation and the variations in rights, preferences and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) of each class of stock of the Corporation. Such requests may be made to the Corporation or to its Transfer Agent and Registrar.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common          UNIF GIFT MIN ACT-__ Custodian ____
     TEN ENT - as tenants by the entireties                 (cust)       (minor)
     JT TEN - as joint tenants with right         under Uniform Gifts to Minors
                of survivorship and not as            Act______________
                tenants in common                           (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney  to  transfer  the  said  stock  on  the  books  of  the   within-named
Corporation, with full power of substitution in the premises.

Dated
     ---------------
                                    X___________________________________________
                                                      (SIGNATURE)
    NOTICE:
THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT                  X___________________________________________
ALTERATION OR EN-                                     (SIGNATURE)
LARGEMENT OR ANY
CHANGE WHATEVER
                                    THE SIGNATURE(S)  SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE   GUARANTOR   INSTITUTION   (BANKS,
                                    STOCKBROKERS,  SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT  UNIONS WITH  MEMBERSHIP IN AN AN
                                    APPROVED   SIGNATURE   GUARANTEE   MEDALLION
                                    PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                    --------------------------------------------
                                    SIGNATURE(S) GUARANTEED BY:


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